UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of Earliest Event Reported)
                                  March 5, 2002

                         REALITY WIRELESS NETWORKS, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


           Nevada                      000-26369                 88-0422026
           ------                      ---------                 ----------
       (State or other                (Commission              (IRS Employer
jurisdiction of incorporation)        File Number)         Identification No.)


                          120 W. Campbell Ave., Suite E
                           Campbell, California 95008
                           --------------------------
              (Address of principal executive offices and zip code)

                                 (408) 379-3822
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)










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         The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. The statements contained in this Form 8-K including, but not limited to, statements made in the pro forma financial statements and notes thereto that are not historical facts (including without limitation statements to the effect that Reality Wireless Networks, Inc. (the "Company") or its management "believes," "expects," "anticipates," "plans," or other similar expressions) are forward-looking statements based on the Company's current expectations and beliefs concerning future developments and their potential effects on the Company. There can be no assurance that future developments affecting the Company will be those anticipated by the Company. These forward-looking statements involve significant risks and uncertainties (some of which are beyond the control of the Company) and assumptions and are subject to change based upon various factors, including but not limited to the following risks and uncertainties: changes in the demand for and market acceptance of the Company's products and services; changes in general economic conditions, and, specifically, changes in the rate of economic growth in the United States and other major international economies; the presence of competitors with greater financial resources and the impact of competitive products, services and pricing; the cyclical nature of the individual markets in which the Company's customers operate; changes in investment by the energy, power and environmental industries; the availability of qualified engineers and other professional staff needed to execute contracts; the uncertain timing of awards and contracts; cost overruns on fixed, maximum or unit priced contracts; changes in trade, monetary and fiscal policies worldwide; currency fluctuations; the effect of the Company's policies, including but not limited to the amount and rate of growth of Company expenses; the continued availability to the Company of adequate funding sources; delays or difficulties in the production, delivery or installation of products and the provision of services; the ability of the Company to successfully integrate the operations of Reality Networks, Inc., a Delaware corporation; and various legal, regulatory and litigation risks. Should one or more of these risks or uncertainties materialize, or should any of the Company's assumptions prove incorrect, actual results may vary in material respects from those projected in the forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a more detailed discussion of some of the foregoing risks and uncertainties, see the Company's filings with the Securities and Exchange Commission.

Item 2. Acquisition or Disposition of Assets.

         Effective as of March 5, 2002 (the "Closing Date"), pursuant to that certain Asset Purchase Agreement (the "Asset Purchase Agreement") of the same date by and between the Company Reality Networks, Inc. a Delaware corporation ("Reality Delaware"), the Company purchased substantially all of the operating assets of Reality Delaware for approximately 8,449,320 shares of the Company's common stock, $0.001 par value per share, and the assumption of certain liabilities of Reality Networks, including but not limited to, obligations of Reality Delawre arising out of the performance of contracts assumed by the Company on and after the Closing Date, liabilities for certain unpaid accounts payable and the other liabilities described in the Purchase Agreement.

         This amended Form 8-K (amending that certain Form 8-K filed by the Company on March 20, 2002, regarding the Asset Purchase Agreement) is being filed, in part, to provide, pursuant to Item 7 below, the historical financial statements and related notes for the Company and to include pro forma financial information of the Company giving effect to the acquisition of Reality Delaware.

Item 5.  Other Events and Regulation FD Disclosure.

         As reported by the Company in its Form 8-K filed with the Commission on March 20, 2002, pursuant to an Agreement and Plan of Merger dated February 27, 2002, by and between the Company and Amenities Network, Inc., a Washington corporation ("Amenities Network"), Amenities Network merged into the Company
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(the "Merger"). On May 14, 2002, the Company reported that the Merger had terminated.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements of Businesses Acquired.

Consolidated balance sheets of the Company as of September 30, 2001, consolidated statements of operations, shareholder's equity, and cash flows of the Company for the period of inception (August 28, 2001) through September 30, 2001, together with related notes and the report of independent accountants, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

Consolidated balance sheets of the Company as of March 31, 2002, consolidated statements of operations for the three and six months ended March 31, 2002, and cash flows of the Company for the six months ended March 31, 2002, together with related notes are filed herewith as Exhibit 99.4 and incorporated herein by reference.

(b) Pro Forma Financial Information.

Unaudited pro forma combined condensed balance sheet of the Company as of September 31, 2001, together with related notes, are filed herewith as Exhibit
99.3 and incorporated herein by reference.

(c) Exhibits.

2.1 Asset Purchase Agreement, dated as of March 5, 2002, by and between the Company and Reality Delaware. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report on March 20, 2002.

99.2 Consolidated balance sheets of the Company as of September 30, 2001, consolidated statements of operations, shareholder's equity, and cash flows of the Company for the period of inception (August 28, 2001) through September 30, 2001, together with related notes and the report of independent accountants. Filed herewith.

99.3 Unaudited pro forma combined condensed balance sheet of the Company as of September 30, 2001, together with related notes. Filed herewith.

99.4 Consolidated balance sheets of the Company as of March 31, 2002, consolidated statements of operations for the three and six months ended March 31, 2002, and cash flows of the Company for the six months ended March 31, 2002. Filed herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            REALITY WIRELESS NETWORKS, INC.
                                                 (Name of Registrant)


Date:  April 26, 2002                       By: /s/ Victor Romero
                                                ------------------------------
                                                Victor Romero, President
                                                and Chief Operations Officer

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                                  EXHIBIT INDEX
                                  -------------

No.      Description
---      -----------

 2.1 Asset Purchase Agreement, dated as of March 5, 2002, by and between the Company and Reality Delaware. Pursuant to Item 601(b)(2) of Regulation S-K, the exhibits and schedules referred to in the Asset Purchase Agreement are omitted. The Registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request. Previously filed as the same numbered exhibit to the initial filing of this report on March 20, 2002.

99.2 Consolidated balance sheets of the Company as of December 31, 2000 and 2001, consolidated statements of operations, comprehensive income, shareholder's equity, and cash flows of the Company for the three years ended December 31, 2001, together with related notes and the report of independent accountants. Filed herewith.

99.3 Unaudited pro forma combined condensed balance sheet of the Company as of December 31, 2001, together with related notes. Filed herewith.

99.4 Consolidated balance sheets of the Company as of March 31, 2002, consolidated statements of operations for the three and six months ended March 31, 2002, and cash flows of the Company for the six months ended March 31, 2002. Filed herewith.